Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT

TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of May 31, 2016 (this “Amendment”), to the Existing Credit Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I) is among STELLUS CAPITAL INVESTMENT CORPORATION, a Maryland corporation (the “Borrower”), the LENDERS party hereto and SUNTRUST BANK, as Administrative Agent.

WITNESSETH:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Senior Secured Revolving Credit Agreement, dated as of November 13, 2012 (the “Existing Credit Agreement”; as amended by this Amendment and that certain First Amendment to Senior Secured Revolving Credit Agreement dated as of November 21, 2014 and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders agree to amend the Existing Credit Agreement, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendment set forth below and the other terms hereof;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Second Amendment Effective Date” is defined in Article III.

SECTION 1.2. Other Definitions. Capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENT TO EXISTING CREDIT AGREEMENT

Subject to the occurrence of the Second Amendment Effective Date (as hereinafter defined), the Existing Credit Agreement is amended in accordance with this Article II.

Clause (d) of Section 4.02 of the Existing Credit Agreement is hereby amended and restated to read as follows:

“(d) until the borrower shall have cumulatively raised at least $250,000,000 in gross proceeds from the sale of equity securities in one or more offerings (including rollover equity, preferred stock or convertible notes), the borrower shall not be permitted to increase the Revolving Credit Exposure unless, after giving effect to such increase, the Asset Coverage Ratio would equal or exceed (x) for the period commencing on May 31, 2016 and ending on July 31, 2016, 2.20 to 1 and (y) on and after August 1, 2016, 2.25 to 1.”.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. Effective Date. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered on behalf of the Borrower and each of the Lenders party hereto.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Representations. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) upon the effectiveness of this Amendment, no Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a previous day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).

SECTION 4.2. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 4.3. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article IX thereof.

SECTION 4.4. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.5. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 4.6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 4.7. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended and shall not be deemed to be an amendment to, consent to or modification of any other terms or provisions of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as modified hereby.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	STELLUS CAPITAL INVESTMENT CORPORATION

	By:	/s/ W. Todd Huskinson
	Name:	W. Todd Huskinson
	Title:	Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT – STELLUS

LENDERS:	SUNTRUST BANK
as Administrative Agent, Swingline Lender, Issuing Bank and as a Lender

	By:	/s/ Doug Kennedy
	Name:	Doug Kennedy
	Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT – STELLUS

ZB, N.A. dba AMEGY BANK, N.A., as a Lender

By:	/s/ Kelly Nash
Name:	Kelly Nash
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT – STELLUS

CADENCE BANK, N.A., as a Lender

By:	/s/ Phillip Bannon
Name:	Phillip Bannon
Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT – STELLUS

FROST BANK, as a Lender

By:	/s/ Jake Fitzpatrick
Name:	Jake Fitzpatrick
Title:	Assistant Vice President

SIGNATURE PAGE TO SECOND AMENDMENT – STELLUS

STIFEL BANK AND TRUST, as a Lender

By:	/s/ Joseph L. Sooter, Jr.
Name:	Joseph L. Sooter, Jr.
Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT – STELLUS